Exhibit 10.2


                                                       April 4, 2007

Mr. Michael J. Ferrantino
P O Box 325
West Harwich, MA 02671

Dear Mike:

     This letter will confirm the agreement between Valpey-Fisher Corporation (the "Company") and you concerning the amendment of the letter agreement between the Company and you dated September 10, 2002 (the "Letter Agreement").

     The Company and you agree that the last sentence of the second paragraph on page 2 of the Letter Agreement is hereby amended to read in its entirety as follows:

          Also, in the event of the sale of Valpey-Fisher on or before September 30, 2008, you will be paid a 2x base salary severance should you not be offered a position of President and CEO of the new entity immediately following a sale.

     Please indicate your agreement by signing this letter in the space provided below.

                                                       Sincerely,

                                                       VALPEY-FISHER CORPORATION


                                                       By /s/ Ted Valpey, Jr.
                                                          -------------------
                                                          Ted Valpey, Jr.
                                                          Chairman


AGREED AND ACCEPTED:

/s/ Michael J. Ferrantino
-------------------------
Michael J. Ferrantino

Date: 4/4/07
------------


                                     - 17 -